EXHIBIT 10.1


                                                                    CONFIDENTIAL


                        MARKETING AND LICENSE AGREEMENT
                                 FIRST AMENDMENT

     This first amendment to the Agreement is entered into by and between GENERAL PLASTIC INDUSTRIAL CO., LTD. (hereinafter referred to as "GPI") and Color Imaging, Inc. (hereinafter referred to as "CI") (together both hereinafter referred to as "parties") and becomes effective July 31, 2005 (hereinafter referred to as the "First Amendment").

         WHEREAS, CI is no longer marketing or selling the Licensed Products to national retail stores or the office superstores (hereinafter "Chain Stores"), and GPI wishes to pursue these and other Licensed Products marketing and sales opportunities directly or through others; and

         WHEREAS,   GPI  and  CI  wish  to  continue  the  license  and  royalty arrangement for the Licensed Products.

         NOW, THEREFORE, for and in consideration of the premises and promise contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree to amendment the Agreement as follows:

     1. Article I paragraphs 1.1 and 1.2 are hereby deleted and replaced with the following:

     1.1 Grant of License. GPI hereby grants to CI a non-exclusive license to sell Licensed Products, offer to sell Licensed Products, and import and export Licensed Products for use or sale in the Field, free from suit by GPI for patent infringement worldwide. Notwithstanding anything in this Agreement or otherwise, CI agrees that GPI retains any and all of GPI's intellectual property rights in the Licensed Products.

     1.2 Limitation. The grant of the license by GPI to CI is expressly conditioned upon CI's cessation of directly marketing or selling the Licensed Products to Chain Stores.

Article II paragraph 2.1 is hereby deleted and replaced with the following:

     2.1 Marketing Expenses. Unless otherwise provided for in the Agreement, as amended, GPI and CI shall each be responsible for their own Licensed Products promotional expenses.

         IN WITNESS WHEREOF, the parties hereto have each caused a duly authorized officer to sign this Agreement to be effective as of the July 31, 2005.

CI:                                     GPI:

Color Imaging, Inc.                     General Plastics Industrial Co., Ltd.


   /S/ SUELING WANG                        /S/ JUI-CHI WANG
By:                                     By:___________________________________
   ------------------------------
Name: Sueling Wang, Ph. D.              Name:  Jui-Chi Wang
Title:President                         Title: President

      07/20/05                                 07/20/05
Date:                                   Date: ________________________________
     ----------------------------

[CI SEAL]                              [CORPORATE SEAL]